Exhibit 99.3

 Strategic Update  James P. Gorman, Chairman and Chief Executive Officer January 16, 2020

 Notice  The information provided herein includes certain non-GAAP financial measures. The definition of such measures and/or the reconciliation of such measures to the comparable U.S. GAAP figures are included in this presentation, or in the Morgan Stanley's (the "Company") Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, as applicable, including any amendments thereto, which are available on www.morganstanley.com.This presentation may contain forward-looking statements including the attainment of certain financial and other targets, and objectives and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations, assumptions, interpretation or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security.The End Notes are an integral part of this presentation. See slides 14 – 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation.Please note this presentation is available at www.morganstanley.com.   2

 $41Bn  Three Five Year Journeys  2010 – 2014   2020 ‒ 2024  3  Net Revenues   2015 – 2019  $34Bn  Efficiency Ratio   Net Income  ROTCE   Shares Outstanding  EPS  Firm  73%  79%  $9.0Bn  $4.5Bn  12.9%  7.5%  1.6Bn  2.0Bn  $4.98  $2.13    The Transformation Continues…  2019  51%  49%  2010  74%  26%  Institutional Securities  Wealth and Investment Management  Pre-Tax Profit Mix ex. DVA (4)  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  …Increasing Durable Sources of Revenues (5)  II  III  I  Tangible Book Value per Share (3)  $40  $28  Adjusted Year Ended December 31, 2014 (1)  Adjusted Year Ended December 31, 2019 (2)

 Our Lineage is The Leading Integrated Investment Bank…  4  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  $20Bn  Net Revenues (1)   $16Bn  $5.5Bn  Pre-Tax Profit (2)  $3.3Bn  27%  Pre-Tax Margin (2)  20%  Stable and Diversified Geographic Mix (6)  ISG Wallet Share (3)(4)(5)  ISG  11%  14%  2014  2019  Americas56%  EMEA (7)24%  Asia20%  2019  Adjusted Year Ended December 31, 2014

 …While The Contribution from Wealth and InvestmentManagement Continues to Grow  5  WM  Pre-Tax Margin (3)  Quarterly AveragePre-Tax Profit (3)  27%  21%  $1.2Bn  $0.8Bn  IM  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Net Revenues  $21Bn  $17Bn  Client Assets and Assets Under Management (2)  $3.3Tn  $2.4Tn  Long-Term Net Flows (5)  $15.4Bn  $6.6Bn  WM&IM  % of Days with Revenue/Day ≥$60MM (4)  95%  32%  Adjusted Year Ended December 31, 2014  Pre-Tax Profit (1)  $5.8Bn  $3.9Bn  2014  2019

   Unified and Deeply Experienced Management Team – Operating Committee Average Tenure of 23 years   Proven Track Record: A Culture of Accountability and Collaboration  6  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Proven Acquisition and Integration Capability  Technological Transformation  Mesa West  Solium  Leading Equities Platform: MSET  Modern Wealth Management Platform  Smith Barney  Stating & Meeting Public Objectives  Wealth Management Margin (2)  Efficiency Ratio (3)  ROE / ROTCE (4)(5)  Shareworks by Morgan Stanley  Strong Culture and Proven Track Record    97% of MDs are proud to work at Morgan Stanley (1)   One Firm Across the Businesses  Culture of Accountability

   Institutional Securities: Gaining Sustainable Share (1)(2)(3)  7  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Total ISG Wallet Share   Morgan Stanley Wallet Share  Debt Underwriting  Advisory  Equity Underwriting  Equity (7)  Fixed Income (8)  2014  2019E  11%  14%  75%  33%  25%  14%  14%  17%  7%  10%  15%  19%  21%  9%  10%  67%  U.S. Banks (5)  European Banks (6)  $16Bn  $20Bn  $154Bn  $146Bn  +3.4 pts  +26%  ISG Wallet  Revenues(4)  (5)%  8pts Wallet Shift to U.S. Banksfrom EuropeanBanks  Morgan Stanley

Morgan Stanley

Wealth Management: Acquire New Client Relationships Through Morgan Stanley at Work

Workplace Opportunity

Shareworks by Morgan Stanley

~2.7MM

Stock Plan Participants

~3,900

Shareworks by Morgan Stanley Corporate Clients

~$1.5Tn

Estimated Total Wealth Held Away by Existing Stock Plan Participants (1)

Emerging Opportunities through Financial Wellness and Retirement

Steps to Convert Shareworks Participants to Wealth Management Clients

I — Add New Corporate Clients

New Corporate Clients Added
(#)


~110
~245
~355
Deal Announcement to Close Feb – May 2019
Post-Close – December 2019
Cumulative

II — Engage Employee Participants

Addressable Corporate Clients Converted to MS at Work Model (2)(3)
(%)


5%
100%
Current
End of 2021 Objective

III — Convert to Wealth Management Relationships

Participants Converted to Active Clients(4)
(#)


~5K
>1MM
Current
5-7 Year Objective

The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

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   9  Percentage of Fee-Based Assets Continues to Grow…  Modern Wealth Management Platform: Digital Initiatives Support Asset Consolidation  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Digital Tools Continue to Gain Traction  Asset Aggregation  Goals Based Planning  Next Best Action (NBA)  Risk Analytics  Percentage of End of Period Client Assets  Fee-Based Assets (3)($Bn)  ~90%  of Financial Advisor Teams Actively Use Modern Wealth Digital Toolkit (1)  ….Driven by ~$250Bn in Fee-Based Flows Since End 2015 (2)

Morgan Stanley

Investment Management: New Products Have Been a Significant Contributor to Growth Since 2016

New Products Since 2016

Public Markets

Hong Kong Global Equities

Ultra Short Fixed Income

Private Alternatives

Single Country Private Equity

Tactical Opportunities

Private Equity Coinvestment

Transformational Secondaries

International Core Real Estate

Real Estate Credit

Private Corporate Credit

Solutions

Balanced Risk

Outsourced CIO

2H 2019 Product Launches (1)

CLO

Direct Lending / BDC

New Products AUM Growth ($Bn)


~10
~100
Beginning 2016
2019

New Products Revenue Growth ($MM)


~100
~590
2016
2019

The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

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 11  Investment Management: Diverse Alternatives Client Franchise a Driver of the Next 50% Revenue Growth Opportunity (1)    Scaled Alternatives Client Capital Platform…  >$105Bn  Client Capital in Alternatives (2)    …With Growth through Raising Client Capital  >$20Bn  Capital Raised in Alternatives Since January 2018    …Including Premier Private Real Estate & Infrastructure Franchise…  ~$50Bn  Client Capital in Premier Private Real Assets Franchise (2)(3)  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

 Strong Capital Base with Room to Invest  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  12    Return on Tangible Common Equity (2) (%)  13 – 15%    Tangible Common Equity (1) End of Period ($Bn)

 Executing on the Next Phase of Shareholder Value  2-Year Objectives  The End Notes are an integral part of this Presentation. See slides 14 - 17 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  13  WM Pre-Tax Margin (1)  Firm Efficiency Ratio (2)  ROTCE (3)  Longer-Term Aspirations  28 – 30%  70 ‒ 72%  13 ‒ 15%  30%+  <70%  15 – 17%

Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 3

(1) **2014 Adjusted Operating Performance Metrics:**

- To provide a comparative view of 2014 operating performance, our full year reported results are adjusted below to exclude several significant intermittent items, which were highlighted in our 2014 Annual Report on Form 10-K, as follows:
  - Litigation costs of approximately $3.1 billion related to residential mortgage backed securities and other credit crisis-related matters ("Credit Crisis Litigation");
  - Net discrete tax benefits of approximately $2.2 billion related to a legal entity restructuring, the remeasurement of reserves and related interest due to new information related to multi-year tax examinations and the repatriation of non-U.S. earnings at a lower cost than originally estimated ("Discrete Tax Benefits");
  - Compensation expense of approximately $1.1 billion related to changes in the approach for awards of discretionary incentive compensation (i.e., reducing the average deferral of such awards to an approximate baseline of 50%) and the acceleration of vesting for certain outstanding deferred cash based incentive compensation awards ("Discretionary Incentive Compensation Actions"); and
  - The impact of Debt Valuation Adjustment ("DVA") of approximately $651 million on Net revenues.
- These 'Adjusted Operating Performance Metrics' will be utilized throughout this presentation. Adjusting reported results to exclude the intermittent impacts of Credit Crisis Litigation, Discrete Tax Benefits, Discretionary Incentive Compensation Actions and DVA are non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to assess year-over-year operating performance.

	Twelve Months Ended Dec 31, 2014		
($MM)	As Reported	Adjustments	Adjusted
Net revenues [a]	34,275	(651)	33,624
Compensation expense [b]	17,824	(1,137)	16,687
Non-compensation expense [c]	12,860	(3,083)	9,777
Income from continuing operations before income taxes [d]	3,591	3,569	7,160
Net Income Applicable to Morgan Stanley [e]	3,467	1,042	4,509
Expense Efficiency Ratio [f]	**89.5%**	**(10.8%)**	**78.7%**
Earnings Per Share ($) [g]	**1.60**	**0.53**	**2.13**
Return on Tangible Common Equity [h]	**5.7%**	**1.8%**	**7.5%**

a) Net revenues adjustment to exclude the positive impact of DVA. DVA represents the change in fair value resulting from fluctuations in our debt credit spreads and other credit factors related to borrowings and other liabilities carried under the fair value option. The full amount of the Net revenues adjustment was recorded in the Institutional Securities ("ISG") segment.

b) Compensation expense adjustment to exclude the negative impact of the Discretionary Incentive Compensation Actions. The Discretionary Incentive Compensation Actions were recorded in the business segments as follows: ISG ($904) million; Wealth Management ("WM") ($88) million; and Investment Management ("IM") ($145) million.

c) Non-compensation expense adjustment to exclude the negative impact of Credit Crisis Litigation. The full amount of the non-compensation adjustment was recorded in the ISG segment.

d) Income from continuing operations before income taxes ("Pre-Tax Profit") adjustment is the aggregation of the positive DVA adjustment and the negative Credit Crisis Litigation and Discretionary Incentive Compensation Actions adjustments, impacting the business segments as follows: ISG ($3.3) billion, WM ($88) million and Investment Management ($145) million. Pre-Tax Profit is a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.

e) Net income applicable to Morgan Stanley ("Net Income") adjustment to exclude: the aggregate net after tax impacts of the positive DVA adjustment ($418 million) and the negative Credit Crisis Litigation ($2.9 billion) and Discretionary Incentive Compensation Actions ($781 million) adjustments; and the positive Discrete Tax Benefits adjustment ($2.2 billion).

f) Expense efficiency ratio ("Efficiency Ratio") adjustment to exclude the positive impact of DVA and the negative impacts of Credit Crisis Litigation and Discretionary Incentive Compensation Actions. Expense efficiency ratio represents total Non-interest expenses as a percentage of Net revenues.

g) Earnings per share ("EPS") adjustments to exclude: the aggregate net after tax, per share impacts of the positive DVA adjustment ($0.21) and the negative Credit Crisis Litigation ($1.47) and Discretionary Incentive Compensation Actions ($0.40) adjustments; and the positive per share impacts of the Discrete Tax Benefits adjustment ($1.13). The calculation of EPS uses Net income applicable to Morgan Stanley less preferred dividends (approximately $315 million) divided by Average diluted common shares outstanding (1,971 million for 2014).

h) Return on tangible common equity ("ROTCE") adjustment to exclude: the aggregate net after tax impacts of the positive DVA adjustment and the negative Credit Crisis Litigation and Discretionary Incentive Compensation Actions adjustments; and the positive Discrete Tax Benefits adjustment. The calculation of ROTCE uses net income applicable to Morgan Stanley less preferred dividends (approximately $315 million) as a percentage of Average tangible common equity. Tangible Common Equity ("TCE") equals common equity less goodwill and intangible assets, net of allowable mortgage servicing rights. Average TCE reported and adjusted was approximately $55.5 billion and $56.2 billion, respectively for 2014. Reported and Adjusted ROTCE and TCE are non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.

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Morgan Stanley

End Notes

2. 2019 Adjusted Operating Performance Metrics only relate to 2019 ROTCE and EPS which exclude the impact of approximately $348 million of intermittent discrete tax benefits as reconciled in the *Fourth Quarter 2019 Earnings Results Quarterly Financial Supplement* included in this Current Report on Form 8-K. ROTCE and EPS excluding intermittent net discrete tax benefits are non-GAAP measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.
3. Tangible Book Value per Common Share ('Tangible Book Value per Share') equals reported TCE divided by period end common shares outstanding. Tangible Book Value per Share is a non-GAAP financial measure that the Firm considers useful for investors to assess our financial condition.
4. Pre-Tax Profit for 2010 excludes the negative impact of DVA of approximately $873 million. Pre-Tax Profit, excluding DVA is a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.
5. Durable sources of revenues represent revenues associated with fee-based pricing arrangements, financing and lending that are generally less susceptible to significant fluctuation as a result of market volatility when compared to other Firm revenues, and are comprised of: Asset Management revenues in the Wealth and Investment Management segments; revenues from Financing and Secured Lending activities in the ISG and Wealth Management ('WM') segments; and revenues from Investment Banking Advisory services.

These notes refer to the financial metrics and/or defined term presented on Slide 4

1. ISG Net Revenues for 2014 excludes the positive impact of approximately $651 million from DVA (refer to note (1) for Slide 3).
2. ISG Pre-Tax Profit and Pre-Tax Margin for 2014 are adjusted to exclude the aggregation of the positive DVA adjustment and the negative Credit Crisis Litigation and Discretionary Incentive Compensation Actions adjustments, ($3.3 billion) (refer to note (1) for Slide 3). Pre-Tax Margin represents Pre-Tax Profit divided by Net revenues. Pre-Tax Margin is a non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.
3. Wallet represents aggregated reported net revenues of Morgan Stanley and the following peers: Goldman Sachs, JP Morgan, Bank of America, Citigroup, UBS, Deutsche Bank, Credit Suisse, and Barclays. Morgan Stanley's ISG wallet share represents total ISG segment net revenues. Peer wallet includes revenues that represent Advisory, Equity Underwriting, Debt Underwriting, Equity Sales & Trading and Fixed Income Sales & Trading, where applicable. For firms that do not disclose separate results for Advisory, Equity Underwriting, Debt Underwriting, Equity Sales & Trading and Fixed Income Sales & Trading, assumptions have been made based on industry volumes sourced from Dealogic or based on company disclosures if the company provides the product splits within some of its segments but not others. Morgan Stanley's 2014 Wallet Share is calculated as the percentage of Morgan Stanley's net revenues, excluding DVA to the Wallet. Peer data reflects revenues from applicable business lines and 2014 has been adjusted for DVA, where it is reported and where applicable.
4. European peer results were translated to USD using average exchange rates for the appropriate period; sourced from Bloomberg.
5. The 2019 Wallet estimates utilize results for peers that have reported full-year 2019 results as of January 15, 2020. For the European peers that have not yet reported, a 2019 full year results estimate is derived assuming the aggregate share of the Wallet for European peers for the first nine months remains constant in the fourth quarter of 2019.
6. Regional revenues reflect ISG's net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2018 ('2018 Form 10-K').
7. EMEA represents Europe, Middle East and Africa.

These notes refer to the financial metrics and/or defined term presented on Slide 5

1. WM and IM Pre-Tax Profit represents the aggregation of the Pre-Tax Profit for the WM and IM segments. WM and IM Pre-Tax Profit for 2014 is adjusted to exclude the negative impact ($233 million) of the Discretionary Incentive Compensation Actions (refer to note (1) for page 3).
2. Represents the sum of total WM segment client assets and IM segment assets under management ('AUM').
3. Quarterly Average Pre-Tax Profit and Pre-Tax Margin for the WM segment for 2014 are adjusted to exclude the negative impact ($88 million) of the Discretionary Incentive compensation Actions. (refer to note (1) for page 3). Quarterly Average Pre-Tax Profit is a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.
4. The daily revenue distribution reflects net revenues for the WM segment attributed as follows: Transactional revenues on the day the revenue was recorded; and Asset Management, Net Interest and Other revenues based on the a daily average, where the reported revenue for the period is divided by the number of business days in the period.
5. Long-term Net Flows include the Equity, Fixed Income and Alternative/Other asset classes and exclude the Liquidity asset class.

15

Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 6

1. Represents percentage of Managing Directors ('MDs') who were proud to work at Morgan Stanley based on employee survey results in 2018 and 2019.
2. Wealth Management Margin equals Pre-Tax Margin. Wealth Management Margin is a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.
3. Efficiency Ratio represents total non-interest expenses as a percentage of net revenues.
4. The calculation of ROE uses net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity. The ROE target excludes intermittent discrete tax items. ROE target, excluding intermittent discrete tax items, is a non-GAAP financial measure that the Firm considers useful for investors to assess operating performance.
5. The calculation of ROTCE uses net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. TCE equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights. The ROTCE target excludes intermittent discrete tax items. ROTCE excluding intermittent discrete tax items and TCE are non-GAAP financial measures that the Firm considers useful for investors to assess operating performance.

These notes refer to the financial metrics and/or defined term presented on Slide 7

1. Wallet represents aggregated reported net revenues of Morgan Stanley and the following peers: Goldman Sachs, JP Morgan, Bank of America, Citigroup, UBS, Deutsche Bank, Credit Suisse, and Barclays. Morgan Stanley's ISG wallet share represents total ISG segment net revenues. Peer wallet includes revenues that represent Advisory, Equity Underwriting, Debt Underwriting, Equity Sales & Trading and Fixed Income Sales & Trading, where applicable. For firms that do not disclose separate results for Advisory, Equity Underwriting, Debt Underwriting, Equity Sales & Trading and Fixed Income Sales & Trading, assumptions have been made based on industry volumes sourced from Dealogic or based on company disclosures if the company provides the product splits within some of its segments but not others. Morgan Stanley's 2014 Wallet Share is calculated as the percentage of Morgan Stanley's net revenues, excluding DVA to the Wallet. Peer data reflects revenues from applicable business lines and 2014 has been adjusted for DVA, where it is reported and where applicable.
2. European peer results were translated to USD using average exchange rates for the appropriate period; sourced from Bloomberg.
3. The 2019 Wallet estimates utilize results for peers that have reported full-year 2019 results as of January 15, 2020. For the European peers that have not yet reported, a 2019 full year results estimate is derived assuming the aggregate share of the Wallet for European peers for the first nine months remains constant in the fourth quarter of 2019.
4. Net Revenue for 2014 excludes the positive impact of approximately $651 million from DVA. (refer to note (1) for Slide 3).
5. U.S. Banks include: Morgan Stanley, Goldman Sachs, JP Morgan, Bank of America and Citigroup.
6. European Banks includes: UBS, Deutsche Bank, Credit Suisse, and Barclays.
7. In determining 2014 Wallet Share, Equity Sales & Trading net revenues, exclude the positive impact from DVA of $232 million. Equity Sales & Trading Net Revenues, excluding DVA is a non-GAAP financial measure the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of period to period operating performance.
8. In determining 2014 Wallet Share, Fixed Income Sales & Trading net revenues, exclude the positive impact from DVA of $419 million. Fixed Income Sales & Trading Net Revenues, excluding DVA is a non-GAAP financial measure the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of period to period operating performance.

These notes refer to the financial metrics and/or defined term presented on Slide 8

1. $1.5 trillion represents total wealth held away of total stock plan participants, which includes both legacy Solium and Morgan Stanley participants, and is estimated using data from IXI as of November 2018.
2. Addressable corporate clients includes ~3,400 U.S. public and private corporate clients of Shareworks by Morgan Stanley.
3. Defined as on Shareworks platform with Brokerage Capabilities and Educational Content Enabled.
4. Defined as Wealth Management clients serviced through Morgan Stanley Financial Advisor, Virtual Advisor, Access Investing, or Access Direct.

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End Notes  17  These notes refer to the financial metrics and/or defined term presented on Slide 9Percentage represents number of Morgan Stanley Advisor Teams and Sole Practitioners that use at least two of the following four tools each month: NBA, Planning, Risk Analytics and Asset Aggregation; Analysis is a snapshot as of December 2019.Fee‐based asset flows include net new fee‐based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.These notes refer to the financial metrics and/or defined term presented on Slide 10AUM and Revenue related to 2H 2019 Products Launches are not included in the New Products AUM Growth and New Products Revenue Growth charts shown on the slideThese notes refer to the financial metrics and/or defined term presented on Slide 1150% Revenue growth opportunity based on last twelve months revenues as of September 30, 2019. Please refer to Morgan Stanley presentation at the Bank of America Merrill Lynch Future of Financials Conference dated November 6, 2019, which is available on www.morganstanley.com.Includes client assets under management, unfunded commitments, and co-investments as of December 31, 2019.“Private Real Assets” is reported under the "Alternative/Other" category in Morgan Stanley’s Quarterly Report on Form 10-Q for the period ended September 30, 2019. Client Capital as of December 31, 2019.These notes refer to the financial metrics and/or defined term presented on Slide 12Represents TCE as reported for each period. Tangible Common Equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights. TCE is a non-GAAP financial measure that the Firm considers useful for investors to assess capital adequacy.The calculation of ROTCE for each year utilizes net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity, respectively, exclusive of intermittent discrete tax items. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The calculation for 2013 excludes the aggregate net after tax impact of the negative DVA adjustment of $452 million and the positive discrete tax benefit adjustment of $407 million (which offset resulting in no material impact to ROTCE). For reconciliations of ROTCE, excluding intermittent discrete tax items and DVA for the years 2015 and 2017, see pages 37 and 38 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2017 (‘2017 Form 10-K‘). The 2019 ROTCE percentages exclude intermittent net discrete tax benefits of approximately $348 million (an approximate 50 basis point reduction). When excluding intermittent net discrete tax items and DVA, both the ROTCE numerators and denominators are adjusted. Beginning in 2017, income tax consequences associated with employee share-based awards are recognized in the provision for income taxes in the income statement, but are excluded from the intermittent net discrete tax items adjustment, as we anticipate conversion activity each year. The ROTCE target excludes intermittent discrete tax items. ROE and ROTCE, excluding intermittent discrete tax items and DVA are non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of period to period operating performance.These notes refer to the financial metrics and/or defined term presented on Slide 13Pre-Tax Margin represents income (loss) from continuing operations before taxes divided by net revenues. Pre-Tax Margin is a non-GAAP financial measure that the Firm considers useful for analysts, investors and other stakeholders to assess operating performance.Efficiency Ratio represents total non-interest expenses as a percentage of net revenues.The calculation of ROTCE uses net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Tangible common equity (‘TCE’) represents common equity less goodwill and intangible assets net of allowable mortgage servicing rights. The ROTCE target of 13% to 15% and Longer-Term Aspiration of 15% to 17% exclude intermittent discrete tax items. ROTCE excluding intermittent discrete tax items and TCE are a non-GAAP financial measures that the Firm considers useful for investors to assess operating performance.

 Strategic Update  James P. Gorman, Chairman and Chief Executive Officer January 16, 2020